UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 8, 2005

PACIFIC PREMIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22193	33-0743196

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Sunflower Ave, Second Floor, Costa Mesa, CA	92626

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (714) 431-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 8, 2005, Pacific Premier Bancorp, Inc. (PPBI) issued a press release announcing a branch expansion of Pacific Premier Bank into the city of Cypress, CA.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release dated August 8, 2005 with respect to Cypress, CA branch expansion.

99.2	Lease agreement on Cypress, CA branch location.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated: August 8, 2005	By:	/s/ STEVEN R. GARDNER

Steven R. Gardner
President and Chief Executive Officer